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                                                                EXHIBIT 10.30(d)

                                AMENDMENT NO. 3
                                      TO
                            VASTAR RESOURCES, INC.
                            EXECUTIVE DEFERRAL PLAN

                           ------------------------

Pursuant to the resolutions adopted by the Board of Directors on January 21, 1998, the Vastar Resources, Inc. Executive Deferral Plan (the "Plan") is amended effective as of January 1, 1998.

A new Section 9 is added to Article II to read as follows:

        "SECTION 9. SPECIAL AWARD DEFERRAL

        9.1 Notwithstanding anything in the Plan to the contrary, a Participant's 1997 award from the Southern Company Energy Marketing, L.P. Incentive Plan shall be considered an Award and subject to such Participant's 1997 Deferral Commitment."

Executed This 30th day of January, 1998.

ATTEST:                                 VASTAR RESOURCES, INC.


BY: /s/ JONATHAN D. EDELFELT            BY: /s/ JEFFREY M. BENDER
   --------------------------              ------------------------
   JONATHAN D. EDELFELT                     JEFFREY M. BENDER
   Associate Secretary                      Vice President
                                            Human Resources